UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street,  Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period: 06/30/14

Item 1.  Reports to Stockholders.

2014

Semi-Annual Report

AL FRANK FUND

AL FRANK DIVIDEND VALUE FUND

Dear Shareholders,

Though we know very well that we cannot always outperform our benchmarks, we remain pleased with the recent performance trends of both of our Funds. For the first six months of 2014, the Al Frank Fund – Investor Class (VALUX) enjoyed a return of 8.08%, while the Al Frank Dividend Value Fund – Investor Class (VALDX) managed a 5.98% return. Those figures compare to the 6.94% total return of the Russell 3000® Index and the 7.14% total return of the S&P 500® Index over the same period.

Al Frank Fund Average Annual Total Return as of 06/30/2014

	Al Frank Fund Investor Class *	Al Frank Fund Advisor Class**	Russell 3000® Index	S&P 500® Index
1 year	28.49%	28.85%	25.22%	24.61%
5 years	19.62%	19.90%	19.33%	18.83%
10 years	7.73%	N/A	8.23%	7.78%
Since Inception 1.2.98	11.33%		6.63%	6.26%
Since Inception 4.30.06		5.90%	7.51%	7.33%

*	Commencement of operations 01/2/1998

**	Commencement of operations 04/30/2006

Total Annual Fund Operating Expenses: Investor Class 1.55%; Advisor Class 1.29%

Net Annual Fund Operating Expenses: Investor Class 1.49%; Advisor Class 1.24%

Al Frank Dividend Value Fund Average Total Return as of 06/30/2014

	Al Frank Dividend Value Fund Investor Class *	Al Frank Dividend Value Fund Advisor Class**	Russell 3000® Index	S&P 500® Index
1 year	24.19%	24.53%	25.22%	24.61%
5 years	17.56%	17.84%	19.33%	18.83%
Since Inception 9.30.04	7.80%		8.66%	8.20%
Since Inception 4.30.06		5.91%	7.51%	7.33%

*	Commencement of operations 09/30/2004

**	Commencement of operations 04/30/2006

Total Annual Fund Operating Expenses: Investor Class 2.01%; Advisor Class 1.75%

Net Annual Fund Operating Expenses: Investor Class 1.98%; Advisor Class 1.73%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Current performance of the Funds may be lower or higher than the performance quoted. Performance data to the most recent month end may be obtained by visiting alfrankfunds.com. The Funds impose a

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2% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. Had the fee been included, returns would be lower. The Adviser has contractually agreed to waive its fees and/or absorb expenses through April 30, 2015 to ensure net annual operating expenses do not exceed those listed above.

Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges.

**********

The following attribution analysis illustrates some of the reasons why the Funds performed as they did during the first-half of 2014 relative to their benchmarks, the Russell 3000® Index and the S&P 500® Index.

During this timeframe, VALUX benefited from an overweight position in Energy and an overweight position and relatively better stock selection within the Information Technology and Industrial sectors. Despite an underweight position in the Financial sector, relatively better stock selection also boosted relative performance of the portfolio. An overweight position and poor stock selection within the Consumer Discretionary sector was the major detractor from relative performance. Additionally, an underweight position in the Utilities sector pulled down aggregate performance, while our relatively modest cash position negatively impacted performance.

The Al Frank Fund’s allocation to large-cap stocks provided the largest boost to relative performance during the period. Additionally, relatively better selection amongst giant-cap companies and an overweight position and better selection in the small-cap strata benefited the Fund during the first half of 2014. However, an underweight position and relatively weaker stock selection amongst mid-cap companies negatively impacted relative performance. Looking at specific stocks, the top five positions that had the greatest positive impact on the portfolio during the first half of 2014 were Protective Life, Baker Hughes, Aetna, Entergy and Lexmark International. On the other side of the ledger, HollyFrontier, Navios Maritime, Portugal Telecom, Whirlpool and American Eagle Outfitters had the largest negative impact.

The weights as of 6/30/14 for the aforementioned positions are as follows: Protective Life: 1.8%; Baker Hughes: 1.6%; Aetna: 2.2%; Entergy: 1.3%; Lexmark International: 1.2%; HollyFrontier: 1.0%; Navios Maritime: 1.4%; Portugal Telecom: 0.8%; Whirlpool: 1.3% and American Eagle Outfitters: 0.7%.

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Al Frank Fund

Top 15 Positions, Sector Composition, and Composition by Market Capitalization as of 06/30/2014

Company Name	% Net Assets	Sector	% Net Assets	Market Cap	% Net Assets
Disney (Walt) Company	2.3%	Information Technology	19.8%	Large	45.5%
Manpower Group, Inc.	2.2%	Financials	15.7%	Giant	31.0%
Aetna, Inc.	2.2%	Energy	13.5%	Medium	13.6%
Microsoft Corp.	2.0%	Industrials	13.4%	Small	8.8%
Norfolk Southern Corp.	2.0%	Consumer DDiscretionary	12.5%	Micro	1.1%
Apple, Inc.	1.9%	Healthcare	10.0%
Protective Life Corp.	1.8%	Materials	6.9%
Eaton Corp PLC	1.8%	Consumer Staples	4.9%
Archer Daniels Midland Corp.	1.8%	Telecommunications Services	2.0%
Comcast Corp. Cl. A	1.7%	Utilities	1.3%
Wells Fargo Co.	1.7%
Baker Hughes, Inc.	1.6%
JP Morgan Chase Co.	1.5%
Marathon Oil Corp.	1.5%
Tutor Perini Corp.	1.5%

Source: Al Frank

Fund holdings, sector composition and composition by market capitalization are subject to change without notice and are not recommendations to buy or sell any security.

During this timeframe, VALDX benefited from an overweight position and relatively better stock selection within the Information Technology and Financial sectors. Despite a relative underweight position versus the benchmark, poor stock selection within the Consumer Discretionary sector negatively impacted performance during the period. Additionally, weak stock selection in the Energy and Materials sectors was a detractor from relative performance. Our relatively modest cash position also negatively impacted performance.

The Al Frank Dividend Fund’s allocation to large-cap stocks provided the largest boost to relative performance during the period. Additionally, relatively better selection amongst giant-cap companies and an overweight position and better selection in the small-cap strata benefited the Fund during the first half of 2014. However, relatively weaker stock selection amongst mid and micro-cap companies negatively impacted relative performance. Looking at specific stocks, the top five positions that had the greatest positive impact on the portfolio during the first half of 2014 were Protective Life, Lexmark International, Activision Blizzard, Entergy, and Intel. On the other side of the ledger, Navios Maritime, Newmont Mining, American Eagle Outfitters, Whirlpool and Petmed Express had the largest negative impact.

The weights as of 6/30/14 for the positions discussed above are as follows: Protective Life: 1.4%; Lexmark International: 1.7%; Activision Blizzard: 1.8%; Entergy: 1.4%; Intel: 1.8%; Navios Maritime: 1.7%; Newmont Mining: 0.5%; American Eagle Outfitters: 0.7%; Whirlpool: 1.6% and PetMed Express: 1.0%.

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Al Frank Dividend Value Fund

Top 15 Positions, Sector Composition, and Composition by Market Capitalization as of 06/30/2014

Company Name	% Net Assets	Sector	% Net Assets	Market Cap	% Net Assets
Eaton Corp PLC	2.4%	Information Technology	21.6%	Large	41.0%
Aetna, Inc.	1.9%	Financials	18.3%	Giant	34.3%
Microsoft Corp.	1.8%	Industrials	12.1%	Medium	17.6%
Activision Blizzard, Inc.	1.8%	Energy	11.0%	Small	6.1%
Intel Corp.	1.8%	Consumer Discretionary	10.5%	Micro	1.0%
Navios Maritime Holdings, Inc.	1.7%	Healthcare	10.1%
Disney (Walt) Company	1.7%	Materials	6.6%
BBT Corp.	1.7%	Consumer Staples	6.0%
Apple, Inc.	1.7%	Telecommunications Services	2.4%
Lexmark International, Inc.	1.7%	Utilities	1.4%
JP Morgan Chase Co.	1.7%
Seagate Technology	1.6%
Whirlpool Corp.	1.6%
Waste Management, Inc.	1.5%
Goldman Sachs Group Inc.	1.5%

Source: Al Frank

Fund holdings, sector composition and composition by market capitalization are subject to change without notice and are not recommendations to buy or sell any security.

**********

We know that we will not always be able to outperform the benchmarks in the short run, especially as our focus is always on the long-term prospects of the Funds and the stocks contained therein. As such, we remain pleased with our long-term performance comparisons. For example, as of 06/30/2014, the Al Frank Fund – Investor Class (VALUX) has enjoyed an 11.33% annualized rate of return since its inception on January 2, 1998, compared to a 6.63% annualized return for the Russell 3000® Index and a 6.26% annualized return for the S&P 500® Index over the same period. As of 06/30/2014, the Al Frank Dividend Value Fund – Investor Class (VALDX), with its emphasis on dividend-paying stocks, has had a 7.80% annualized rate of return since its inception on September 30, 2004, versus an 8.66% annualized return for the Russell 3000® Index and an 8.20% annualized return for the S&P 500® Index over the same period.

Remember that both of our Funds seek broad diversification with exposure across nearly all market sectors. Also, as the charts above illustrate, we remain very much an all-cap manager, with representation in micro, small, mid, large and giant-caps. We have always been equal opportunity stock pickers, free to go where we believe the bargains reside. In fact, in recent years we have moved more toward larger-cap holdings, given the opportunities we believe were presented by the relatively inexpensive valuations that were created as a result of small and mid-cap stocks dramatically outperforming since the turn of the millennium. Continued support for the shift can be found in the June 2014 S&P Indices Market Attributes report. Standard & Poor’s states that the

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price return since December 1999 on the Large-Cap S&P 500® Index has been +33.42% through June 30, 2014, compared to +222.25% for the S&P MidCap 400® Index and +245.25% for the S&P SmallCap 600® Index. And on the valuation side, Standard & Poor’s shows a price to earnings ratio of 16.4 times 2014 estimated earnings for the S&P 500® Index versus a P/E of 19.9 for the S&P MidCap 400® Index and 21.0 for the S&P SmallCap 600® Index.

**********

Slumbering, grinding and even boring! All three adjectives have been trotted out by pundits in recent weeks to describe the U.S. equity markets. And that is just fine by us, as we have been quite happy with how stocks have been behaving overall. This is especially true, given how relatively strong performance was in 2012 and 2013, plus the fact that we had to climb out of a significant hole as our benchmark, the Russell 3000 index, ended January of this year down more than 3.1% on a total return basis.

While traders usually crave fireworks, and we understand that market volatility is now as low as it has been since 2007, we are pleasantly (from a contrarian perspective) perplexed by the seeming lack of grand excitement toward domestic stocks. After all, if the returns on our two benchmark indexes over the first half of 2014 are annualized, both numbers would exceed the 10.1% figure that Morningstar calculates as the geometric average per-annum return for Large-Company stocks from 1926-2013. This year’s Russell 3000 and S&P 500 returns are actually better at the half-way point than the pace needed to eclipse the full year 10.6% average return for Dividend-Paying stocks and even the 13.7% average return for Value stocks. Those two tallies are based on data from Professors Eugene F. Fama and Kenneth R. French also going all the way back to 1926. We have to remember that past performance never guarantees future returns.

To be sure, we respect that the widely followed Dow Jones Industrial Average showed a six-month total return of only 2.7% and the formerly high-flying Russell 2000 Small-Cap index was up just 3.2%. It seems the rising tide has not lifted all boats equally. In fact, Morningstar recently reported that more than 74% of actively managed funds which invest in large U.S. companies are lagging behind the S&P 500, up from 50% last year. Still, given the terrific, near-vertical rebound off of the October 2011 Bear Market lows (the Russell 3000 Index was down 20.40% between 04/29/2011 and 10/03/2011) and the massive recovery since the March 2009 Financial Crisis depths, one might think that stocks would be very much in vogue, especially when one considers the paltry yields folks are earning on cash, CDs, U.S. Treasuries and various other fixed income instruments.

Indeed, the bee’s knees domestic stocks are not. A recent study in the Financial Analysts Journal found that the weighting of stocks in an aggregate portfolio (equities, real estate, nongovernment bonds and government bonds—the four main asset classes) of all investors dropped to 37.7% in 2012, well below the 52.0% average weight from 1959-2012 and near the record low of 37.1% in 2011. Also, college endowments, according to Commonfund, held just 16% of their investment portfolios in U.S. stocks as of Q2 2013, down from 23% in 2008 and 32% a decade ago, while JPMorgan Chase reported that the average allocation of corporate pension funds to stocks was 43% at the end of last year, down from 61% at the end of 2003.

In addition, the 2014 World Wealth Report from Capgemini and RBC Wealth Management found that high net worth investors actually reduced their equity exposure from 2013 to 2014, while boosting their fixed income investments and maintaining 26.6% of their financial assets in cash and cash equivalents at the end of Q1 2014. And, per data from TrimTabs, U.S. equity mutual funds and exchange-traded funds took in only $4.3 billion in Q2 2014, the lowest flow since Q4 2012. Finally,

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the latest sentiment numbers (as of July 23, 2014) from the American Association of Individual Investors (AAII) showed only 29.6% of respondents who were Bullish on the prospects for U.S. stocks over the next six months, well below the 39.0% historical average.

One wonders if the widely watched Dow Jones Industrial Average topping the 17,000 mark will boost interest in equities. The event did garner some interest from the media, even as more than a few stories came with a warning that stocks may be poised for a fall. On that score, it is hard to argue that the markets are not overdue for some sort of a pullback, and we saw in the second and third weeks of July that equity price movements occur in both directions, but it is puzzling that more folks are not more enthused about stocks.

In actuality, the lack of great interest in equities makes us feel pretty good about the prospects for stocks over the balance of 2014 and beyond. Yes, we are confident that there will be downturns (and upturns) in our future, but it would seem that any investor euphoria would be tied to the bond market. After all, in the first half of 2014, investment grade companies sold a record $642 billion of debt, according to data provider Dealogic. This compares to some $560 billion sold in the first half of last year and exceeds the previous record set in 2009, when $612 billion of bonds was sold.

No doubt, the 2014 additions to the Wall of Worry—the slowdown in economic growth in China, the continued near-recession in Europe, the drama in Ukraine/Russia, the 2.9% contraction in Q1 U.S. GDP and the heightened hostilities in Iraq/Gaza—have provided new fodder for the Doom and Gloom crowd to convince fearful money to stay sidelined, but we remain optimistic that stock prices will be higher on average at the end of 2014 than where they stand today. Even if there is no resurgence of investor interest in equities, we think valuations are reasonable for our brand of dividend-paying value stocks in the context of near-record-low interest rates, whereby money market funds are yielding 0.01% on average, one-year CDs are yielding 0.20%, 5-year U.S. Treasuries are yielding 1.6% and 10-year U.S. Treasuries are yielding 2.5%.

Looking at the U.S. economy, while many factors (consumer confidence, jobless numbers, existing home sales, factory and service sector outlooks, and auto sales, to name a few data points out recently) point to significantly stronger economic growth for Q2 and over the balance of the year, it is hard not to look at that recently updated/downgraded Q1 GDP figure with a rose-colored lens. After all, Q1 corporate profit reports held up extremely well in the face of significant economic headwinds, with Standard & Poor’s reporting that of the 499 S&P 500 companies with full operating comparative data for Q1 2014, 335 beat, 113 missed, and 51 met their estimates.

What’s more, S&P reports that so-called Bottom-Up Operating Earnings Per Share came in at $27.32 for Q1 2014, compared to $25.77 in Q1 2013, a handsome gain of 6%. Looking ahead, S&P expects earnings growth to accelerate, with full year 2014 Bottom-Up Operating EPS projected to hit $120.07, up 12% from the $107.30 posted in 2013. For 2015, S&P predicts another very healthy 13% jump in EPS to $136.01. As we have said on many occasions, stock prices often follow earnings, meaning that it is difficult to envision a major market downturn taking hold if profit forecasts, which admittedly are notoriously optimistic, are even close to being in the ballpark.

Certainly, stock buybacks (which have exceeded share issuance) have played and likely will continue to play a major role in the earnings per share improvement. Hard to be upset about that, in our view, even as we know that the dollars spent on repurchases and dividend payments slowed in Q2. Still, S&P Senior Index Analyst Howard Silverblatt recently said, “Companies reached into their deep pockets this (first) quarter and spent an extra $30 billion more than the prior quarter on

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buybacks, buying more than they issued and reducing their share count. Takeaway: companies bought a tail wind for EPS, in a quarter when they needed it most.”

Mr. Silverblatt added, “Companies continue to increase their shareholders’ returns through buybacks and cash dividends, with the two expenditures combined setting a new index record at $241.2 billion in the first quarter–surpassing the prior record of $233.2 billion set in Q3 2007. While dividend payments are historical high, the payout rate remains low, with dividends being 37% of As Reported earnings for Q1 2014 (33.8% over the last 5-years and 33.6% for estimated Q2 2014), compared to a historical average of 52% (from 1936).”

So, in an awful quarter economically, corporate profits remained quite healthy, while management teams continued to share the wealth with stockholders through buybacks and dividend payouts, and corporate balance sheets continuing to have additional capacity to increase both in the quarters ahead!

In Conclusion

We have braced ourselves for increased volatility, and we know that many are suggesting that the long-awaited pullback is imminent, but we have long been comfortable with our basic risk mitigation tools of patiently buying and seeking to harvest a broadly diversified portfolio of undervalued stocks, generally of dividend-paying companies, while modestly ebbing and flowing our cash position. True, we would love to avoid the next big downturn, but we know that more money has been lost in anticipation of a correction than has been lost in the corrections themselves. Only by accepting that these events are a normal part of the process can we seek to achieve overall long-term returns that assist investors in meeting their financial goals.

**********

We pride ourselves on our educational heritage and we are always striving to keep shareholders and prospective shareholders abreast of our thinking. While many are receiving our philosophical musings via their subscriptions to The Prudent Speculator newsletter, we encourage those who are not subscribers to e-mail us at info@alfrank.com for additional information and to sign up for our free electronic offerings.

All of us at AFAM Capital thank you for your continued loyalty and patronage. We appreciate the faith you have shown in us, and I am proud to say that I continue to invest my own money right alongside our shareholders in both of our Funds.

Sincerely,

John Buckingham

The Russell 3000 Index: measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

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S&P 400 Index is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses and is generally considered to broadly represent the performance of publicly traded U.S. midcapitalization stocks.

S&P SmallCap 600 measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

MSCI Emerging Markets Index captures large and mid cap representation across 21 Emerging Markets (EM) countries. With 819 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Dow Jones UBS Commodity Index: is composed of futures contracts on physical commodities. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, commodity futures contracts normally specify a certain date for the delivery of the underlying physical commodity.

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Al Frank Funds

EXPENSE EXAMPLE at June 30, 2014 (Unaudited)

Generally, shareholders of mutual funds incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in both the Investor Class and the Advisor Class at the beginning of the period and held for the entire period (1/1/14 – 6/30/14).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.49% and 1.24% per the operating expenses limitation agreement for the Al Frank Fund Investor Class and Advisor Class, respectively, and 1.98% and 1.73% for the Al Frank Dividend Value Fund Investor Class and Advisor Class, respectively. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

EXPENSE EXAMPLE

Al Frank Fund – Investor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/14	6/30/14	1/1/14–6/30/14*

Actual	$1,000.00	$1,080.80	$7.69

Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.
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Al Frank Funds

EXPENSE EXAMPLE at June 30, 2014 (Unaudited)(Continued)

Al Frank Fund – Advisor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/14	6/30/14	1/1/14–6/30/14*

Actual	$1,000.00	$1,082.20	$6.40

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

Al Frank Dividend Value Fund – Investor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/14	6/30/14	1/1/14–6/30/14*

Actual	$1,000.00	$1,059.80	$10.11

Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89

*	Expenses are equal to the Fund’s annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 181(days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

Al Frank Dividend Value Fund – Advisor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/14	6/30/14	1/1/14–6/30/14*

Actual	$1,000.00	$1,060.70	$8.84

Hypothetical (5% return before expenses)	$1,000.00	$1,016.22	$8.65

*	Expenses are equal to the Fund’s annualized expense ratio of 1.73%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.
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Al Frank Fund
SCHEDULE OF INVESTMENTS at June 30, 2014 (Unaudited)

Shares		Value
	COMMON STOCKS - 97.86%
	CONSUMER DISCRETIONARY - 11.58%
	Auto Components - 0.87%
50,000	Titan International, Inc. (c)	$841,000

	Casino - 0.82%
50,000	International Gaming Technology	795,500

	Hotels, Restaurants & Leisure - 1.21%
21,000	Royal Caribbean Cruises Ltd.	1,167,600

	Household Durables - 2.55%
40,000	M.D.C. Holdings, Inc.	1,211,600
9,000	Whirlpool Corp.	1,252,980
		2,464,580
	Media - 3.89%
30,000	Comcast Corp. - Class A	1,610,400
25,000	Walt Disney Co.	2,143,500
		3,753,900
	Multiline Retail - 0.87%
16,000	Kohl’s Corp.	842,880

	Specialty Retail - 1.37%
60,000	American Eagle Outfitters (c)	673,200
60,000	Staples, Inc.	650,400
		1,323,600
	Total Consumer Discretionary (Cost $7,280,971)	11,189,060

	CONSUMER STAPLES - 6.33%
	Discount Stores - 1.64%
11,700	Target Corp.	678,015
12,000	Wal-Mart Stores, Inc.	900,840
		1,578,855
	Food Products - 4.69%
38,000	Archer-Daniels-Midland Co.	1,676,180
30,000	ConAgra Foods, Inc.	890,400
14,000	PetSmart, Inc.	837,200
30,000	Tyson Foods, Inc. - Class A	1,126,200
		4,529,980

	Total Consumer Staples (Cost $4,299,486)	6,108,835

	ENERGY - 13.20%
	Energy Equipment & Services - 1.54%
20,000	Baker Hughes, Inc.	1,489,000

	Marine Shipping - 1.44%
75,000	Ship Finance International Ltd. (b) (c)	1,394,250

	Oil, Gas & Consumable Fuels - 8.80%
10,000	Apache Corp.	1,006,200
20,000	Eni S.p.A - ADR (c)	1,098,000
18,000	Ensco PLC (b)	1,000,260
10,000	Exxon Mobil Corp.	1,006,800
22,000	HollyFrontier Corp.	961,180
36,000	Marathon Oil Corp.	1,437,120
7,500	Royal Dutch Shell PLC - ADR	617,775
19,000	Total SA - ADR (c)	1,371,800
		8,499,135

See accompanying notes to financial statements.

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Al Frank Fund
SCHEDULE OF INVESTMENTS at June 30, 2014 (Unaudited)(Continued)

Shares		Value
	Oilfield Services/Equipment - 1.42%
17,000	Bristow Group, Inc.	$1,370,540

	Total Energy (Cost $7,889,774)	12,752,925

	FINANCIALS - 15.34%
	Capital Markets - 1.36%
35,000	Bank of New York Mellon Corp.	1,311,800

	Commercial Banks - 7.16%
26,000	BB&T Corp.	1,025,180
11,000	Canadian Imperial Bank of Commerce (b)	1,000,780
13,000	Capital One Financial Corp.	1,073,800
20,487	Credit Suisse Group AG - ADR (c)	581,216
60,000	Old National Bancorp	856,800
9,000	PNC Financial Services Group, Inc.	801,450
30,000	Wells Fargo & Co.	1,576,800
		6,916,026
	Diversified Financial Services - 1.49%
25,000	JPMorgan Chase & Co.	1,440,500

	Insurance - 4.09%
16,000	MetLife, Inc.	888,960
25,000	Protective Life Corp.	1,733,250
15,000	Prudential Financial, Inc.	1,331,550
		3,953,760
	Real Estate Investment Trusts (REITs) - 1.24%
55,000	BioMed Realty Trust, Inc.	1,200,650

	Total Financials (Cost $7,999,317)	14,822,736

	HEALTH CARE - 9.75%
	Biotechnology - 0.98%
8,000	Amgen, Inc.	946,960

	Health Care Equipment & Supplies - 2.78%
18,000	Baxter International, Inc.	1,301,400
20,000	St. Jude Medical, Inc.	1,385,000
		2,686,400
	Health Care Providers & Services - 2.18%
26,000	Aetna, Inc.	2,108,080

	Pharmaceuticals - 3.81%
15,000	Abbott Laboratories	613,500
15,000	Eli Lilly & Co.	932,550
10,000	Johnson & Johnson	1,046,200
12,000	Novartis AG - ADR	1,086,360
		3,678,610
	Total Health Care (Cost $5,326,489)	9,420,050

	INDUSTRIALS - 12.21%
	Construction & Engineering - 2.60%
10,000	Caterpillar, Inc.	1,086,700
45,000	Tutor Perini Corp. (a)	1,428,300
		2,515,000
	Environmental Services - 1.39%
30,000	Waste Management, Inc.	1,341,900

	Farm - 0.98%
10,500	Deere & Co.	950,775

See accompanying notes to financial statements.

12

Al Frank Fund
SCHEDULE OF INVESTMENTS at June 30, 2014 (Unaudited)(Continued)

Shares		Value
	Human Resource & Employment Services - 2.20%
25,000	Manpower, Inc.	$2,121,250

	Machinery - 1.76%
22,000	Eaton Corp. PLC (b)	1,697,960

	Marine - 1.36%
130,000	Navios Maritime Holdings, Inc. (b)	1,315,600

	Road & Rail - 1.92%
18,000	Norfolk Southern Corp.	1,854,540

	Total Industrials (Cost $6,858,587)	11,797,025

	INFORMATION TECHNOLOGY - 17.35%
	Communications Equipment - 1.03%
40,000	Cisco Systems, Inc.	994,000

	Computers & Peripherals - 4.31%
19,600	Apple, Inc.	1,821,428
25,000	Lexmark International, Inc. - Class A (c)	1,204,000
20,000	Seagate Technology PLC (b)	1,136,400
		4,161,828
	Electronic Equipment, Instruments & Components - 2.57%
55,000	Corning, Inc.	1,207,250
50,000	Benchmark Electronics, Inc. (a)	1,274,000
		2,481,250
	IT Services - 1.12%
6,000	International Business Machines Corp.	1,087,620

	Semiconductors & Semiconductor Equipment - 3.33%
40,000	Intel Corp.	1,236,000
12,000	KLA-Tencor Corp.	871,680
60,000	NVIDIA Corp.	1,112,400
		3,220,080
	Software - 4.99%
45,000	Activision Blizzard, Inc.	1,003,500
101,764	American Software, Inc. - Class A	1,005,428
45,000	Microsoft Corp.	1,876,500
23,000	Oracle Corporation	932,190
		4,817,618
	Total Information Technology (Cost $8,949,542)	16,762,396

	MATERIALS - 6.80%
	Chemicals - 3.02%
20,000	Celanese Corp. - Class A	1,285,600
12,000	E.I. Du Pont de Nemours and Co.	785,280
17,000	The Mosaic Company	840,650
		2,911,530
	Metals & Mining - 3.78%
50,000	Barrick Gold Corp (b)	915,000
15,000	BHP Billiton Ltd. - ADR	1,026,750
30,000	Freeport-McMoRan Copper & Gold, Inc.	1,095,000
75,000	Yamana Gold, Inc. (b)	616,500
		3,653,250
	Total Materials (Cost $5,075,573)	6,564,780

See accompanying notes to financial statements.

13

Al Frank Fund
SCHEDULE OF INVESTMENTS at June 30, 2014 (Unaudited)(Continued)

Shares		Value
	TELECOMMUNICATION SERVICES - 4.03%
	Diversified Telecommunication Services - 4.03%
37,000	Nippon Telegraph & Telephone Corp. - ADR	$1,154,770
202,050	Portugal Telecom, SGPS, S.A. - ADR (c)	739,503
50,500	Symantec Corporation	1,156,450
70,000	Telefonaktiebolaget LM Ericsson - ADR	845,600
		3,896,323
	Total Telecommunication Services (Cost $3,770,325)	3,896,323

	UTILITIES - 1.27%
	Electric Integrated - 1.27%
15,000	Entergy Corporation	1,231,350

	Total Utilities (Cost $928,943)	1,231,350

	TOTAL COMMON STOCKS (Cost $58,379,007)	94,545,480

	SHORT-TERM INVESTMENTS - 7.79%
	Money Market Fund - 2.12%
2,048,683	Invesco STIT-STIC Prime Portfolio, Institutional Class, 0.02% (d)	2,048,683

	Investments Purchased as Securities Lending Collateral - 5.67%
5,481,861	Invesco STIT-STIC Prime Portfolio, Institutional Class, 0.02% (c) (d)	5,481,861
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,530,544)	7,530,544

	Total Investments (Cost ($65,909,551) - * 105.65%	$102,076,024
	Liabilities in Excess of Other Assets: (5.65)%	(5,460,466)
	NET ASSETS: 100.00%	$96,615,558

*	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $65,909,551 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$37,174,355
Unrealized Depreciation:	(1,007,882)
Net Unrealized Appreciation:	$36,166,473

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	U.S. traded security of a foreign issuer.

(c)	All or a portion of this security is on loan. Total loaned securities had a value of $5,377,842 at June 30, 2014.

(d)	Rate shown is the 7-day annualized yield as of June 30, 2014.

See accompanying notes to financial statements.

14

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at June 30, 2014 (Unaudited)

Shares		Value
	COMMON STOCKS - 97.95%
	CONSUMER DISCRETIONARY - 11.37%
	Household Durables - 2.75%
7,000	M.D.C. Holdings, Inc.	$212,030
2,000	Whirlpool Corp.	278,440
		490,470
	Health and Personal Care Stores - 0.98%
13,000	PetMed Express, Inc.	175,240

	Household Products - 1.12%
1,800	Kimberly-Clark Corp.	200,196

	Media - 2.74%
3,500	Comcast Corp. - Class A	187,880
3,500	Walt Disney Co.	300,090
		487,970
	Specialty Retail - 3.78%
11,000	American Eagle Outfitters, Inc.	123,420
5,000	Coach, Inc.	170,950
4,500	Foot Locker, Inc.	228,240
14,000	Staples, Inc.	151,760
		674,370
	Total Consumer Discretionary (Cost $1,434,841)	2,028,246

	CONSUMER STAPLES - 4.71%
	Discount Stores - 1.05%
2,500	Wal-Mart Stores, Inc.	187,675

	Food Products - 2.64%
6,000	Archer-Daniels-Midland Co.	264,660
5,500	Tyson Foods, Inc. - Class A	206,470
		471,130
	Food Wholesale - 1.02%
8,640	Spartan Stores, Inc.	181,526

	Total Consumer Staples (Cost $564,115)	840,331

	ENERGY - 10.77%
	Energy Equipment & Services - 0.97%
3,500	Diamond Offshore Drilling, Inc.	173,705

	Marine Shipping - 1.04%
10,000	Ship Finance International Ltd. (a)	185,900

	Oil, Gas & Consumable Fuels - 8.76%
2,000	Apache Corp.	201,240
3,800	Eni S.p.A - ADR	208,620
4,000	Ensco PLC (a)	222,280
2,400	Exxon Mobil Corp.	241,632
4,400	HollyFrontier Corp.	192,236
6,500	Marathon Oil Corp.	259,480
3,300	Total SA - ADR	238,260
		1,563,748
	Total Energy (Cost $1,492,837)	1,923,353

See accompanying notes to financial statements.

15

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at June 30, 2014 (Unaudited)(Continued)

Shares		Value
	FINANCIALS - 17.89%
	Commercial Banks - 1.66%
7,500	BB&T Corp.	$295,725

	Diversified Financial Services - 4.17%
5,000	JPMorgan Chase & Co.	288,100
16,000	KeyCorp	229,280
4,300	Wells Fargo & Co.	226,008
		743,388
	Insurance - 5.37%
3,700	Allstate Corp.	217,264
3,700	Protective Life Corp.	256,521
2,800	Prudential Financial, Inc.	248,556
2,500	The Travelers Companies, Inc.	235,175
		957,516
	Investment Banks/Brokers - 2.50%
1,600	Goldman Sachs Group, Inc.	267,904
3,500	HSBC Holdings PLC (a)	177,800
		445,704
	Real Estate Investment Trusts (REITS) - 3.03%
35,000	Anworth Mortgage Asset Corp.	180,600
10,000	BioMed Realty Trust, Inc.	218,300
4,000	Rayonier, Inc.	142,200
		541,100
	Thrifts & Mortgage Finance - 1.16%
13,000	New York Community Bancorp, Inc.	207,740

	Total Financials (Cost $2,384,663)	3,191,173

	HEALTH CARE - 9.90%
	Biotechnology - 1.06%
1,600	Amgen, Inc.	189,392

	Health Care Equipment & Supplies - 2.67%
3,500	Baxter International, Inc.	253,050
3,500	Medtronic, Inc.	223,160
		476,210
	Health Care Providers & Services - 1.82%
4,000	Aetna, Inc.	324,320

	Pharmaceuticals - 4.35%
3,700	Abbott Laboratories	151,330
2,500	Novartis AG - ADR	226,325
6,300	Pfizer, Inc.	186,984
4,000	Sanofi Synthelabo SA (a)	212,680
		777,319
	Total Health Care (Cost $1,243,503)	1,767,241

	INDUSTRIALS - 14.08%
	Construction & Engineering - 1.24%
2,035	Caterpillar, Inc.	221,143

	Electronic Components - 2.29%
15,000	AVX Corp.	199,200
10,000	Jabil Circuit, Inc.	209,000
		408,200
	Environmental Services - 1.51%
6,000	Waste Management, Inc.	268,380

See accompanying notes to financial statements.

16

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at June 30, 2014 (Unaudited)(Continued)

Shares		Value
	Farm - 1.17%
2,310	Deere & Co.	$209,171

	Human Resource & Employment Services - 1.28%
2,700	Manpowergroup, Inc.	229,095

	Machinery - 3.44%
5,400	Eaton Corp. PLC (a)	416,772
7,500	General Electric Co.	197,100
		613,872
	Marine - 1.70%
30,000	Navios Maritime Holdings, Inc. (a)	303,600

	Road & Rail - 1.45%
2,500	Norfolk Southern Corp.	257,575

	Total Industrials (Cost $1,746,728)	2,511,036

	INFORMATION TECHNOLOGY - 16.30%
	Communications Equipment - 1.39%
10,000	Cisco Systems, Inc.	248,500

	Computers & Peripherals - 4.85%
3,150	Apple, Inc.	292,729
6,000	Lexmark International, Inc. - Class A	288,960
5,000	Seagate Technology PLC (a)	284,100
		865,789
	Electronic Equipment, Instruments & Components - 1.48%
12,000	Corning, Inc.	263,400

	IT Services - 1.12%
1,100	International Business Machines Corp.	199,397

	Semiconductors & Semiconductor Equipment - 2.99%
10,000	Intel Corp.	309,000
3,100	KLA-Tencor Corp.	225,184
		534,184
	Software - 4.47%
14,000	Activision Blizzard, Inc.	312,200
6,000	CA, Inc.	172,440
7,500	Microsoft Corp.	312,750
		797,390
	Total Information Technology (Cost $1,728,632)	2,908,660

	MATERIALS - 6.69%
	Chemicals - 2.68%
1,800	Agrium, Inc. (a)	164,934
4,000	E.I. Du Pont de Nemours and Co.	261,760
1,333	Rayonier Advanced Materials, Inc. (c)	51,667
		478,361
	Metals & Mining - 4.01%
7,500	Barrick Gold Corp. (a)	137,250
2,500	BHP Billiton Ltd. - ADR	171,125
5,800	Freeport-McMoran Copper & Gold, Inc.	211,700
3,500	Newmont Mining Corp.	89,040
13,000	Yamana Gold, Inc. (a)	106,860
		715,975
	Total Materials (Cost $1,132,606)	1,194,336

See accompanying notes to financial statements.

17

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at June 30, 2014 (Unaudited)(Continued)

Shares		Value
	TELECOMMUNICATION SERVICES - 4.86%
	Diversified Telecommunication Services - 4.86%
8,000	Nippon Telegraph & Telephone Corp. - ADR	$249,680
47,000	Portugal Telecom, SGPS, S.A. - ADR	172,020
11,000	Symantec Corporation	251,900
16,000	Telefonaktiebolaget LM Ericsson (a)	193,280
	Total Telecommunication Services (Cost $837,143)	866,880

	UTILITIES - 1.38%
	Electric Integrated - 1.38%
3,000	Entergy Corp.	246,270
	Total Utilities (Cost $191,122)	246,270

	TOTAL COMMON STOCKS (Cost $12,756,190)	17,477,526

	SHORT-TERM INVESTMENT - 1.95%
	Money Market Fund - 1.95%
347,301	Invesco STIT-STIC Prime Portfolio, Institutional Class, 0.02% (b)	347,301
	TOTAL SHORT-TERM INVESTMENT (Cost $347,301)	347,301

	Total Investments (Cost $13,103,491)* 99.90%	$17,824,827
	Other Assets Less Liabilities: 0.10%	18,502
	NET ASSETS: 100.00%	$17,843,329

*	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $13,103,491 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$5,198,411
Unrealized Depreciation:	(477,075)
Net Unrealized Appreciation:	$4,721,336

ADR - American Depositary Receipt

(a)	U.S. traded security of a foreign issuer.

(b)	Rate shown is the 7-day annualized yield as of June 30, 2014.

(c)	Non-income producing security.

See accompanying notes to financial statements.

18

Al Frank Funds

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2014 (Unaudited)

	Al Frank Fund	Al Frank Dividend Value Fund
ASSETS
Investments in securities, at value (cost $65,909,551 and $13,103,491, respectively)[1]	$102,076,024	$17,824,827
Receivables:
Dividends and interest	86,081	24,739
Fund shares sold	1,536	425
Dividend Tax Reclaim	14,272	3,659
Securities lending income	7,153	—
Prepaid expenses	33,043	37,248
Total assets	102,218,109	17,890,898

LIABILITIES
Payables:
Collateral on securities loaned	5,481,861	—
Due to advisor	70,313	12,546
Distribution fees	19,286	3,647
Fees payable to other affiliates	7,320	1,422
Fund shares redeemed	3,500	8,330
Accrued expenses	20,271	21,624
Total liabilities	5,602,551	47,569
NET ASSETS	$96,615,558	$17,843,329

CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class
Net assets applicable to shares outstanding	$91,984,563	$17,380,956
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	3,243,796	1,139,505
Net asset value, offering and redemption price per share (a)	$28.36	$15.25

Advisor Class
Net assets applicable to shares outstanding	$4,630,995	$462,373
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	162,902	30,431
Net asset value, offering and redemption price per share (a)	$28.43	$15.19

COMPONENTS OF NET ASSETS
Paid-in capital	$53,054,787	$11,742,237
Undistributed net investment income	546,297	87,840
Accumulated net realized gain on investments	6,848,001	1,291,916
Net unrealized appreciation on investments	36,166,473	4,721,336
Net assets	$96,615,558	$17,843,329

[1] Includes loaned securities with a value of	$5,377,842	$—

(a)	Redemption of shares held less than 60 days may be assessed a fee of 2.00%

See accompanying notes to financial statements.

19

Al Frank Funds

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2014 (Unaudited)

	Al Frank Fund	Al Frank Dividend Value Fund
INVESTMENT INCOME
Income
Dividends (Net of witholding taxes of $37,126 and $8,341)	$1,187,599	$255,002
Interest	3,924	275
Securities lending - Net	33,472	—
Total income	1,224,995	255,277
Expenses
Advisory fees	460,128	84,875
Distribution fees - Investor Class	109,391	20,639
Administration fees	18,209	4,583
Registration expense	17,356	14,876
Transfer agent fees and expenses	16,661	4,760
Fund accounting fees	16,645	3,083
Legal fees	14,876	14,876
Reports to shareholders	12,397	4,959
Chief Compliance Officer fee	7,866	1,587
Audit fees	6,943	6,943
Custody fees	4,464	1,785
Insurance	4,315	800
Trustee fees	2,480	2,976
Miscellaneous	2,480	992
Total expenses	694,211	167,734
Less: Advisory fees waived by Advisor	(14,460)	(297)
Net expenses	679,751	167,437
Net investment income	545,244	87,840

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments	6,015,506	822,510
Net change in unrealized appreciation on investments	715,437	100,858
Net realized and unrealized gain on investments	6,730,943	923,368
Net increase in net assets resulting from operations	$7,276,187	$1,011,208

See accompanying notes to financial statements.

20

Al Frank Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2014	Year Ended
	(Unaudited)	December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$545,244	$878,723
Net realized gain on investments	6,015,506	12,320,889
Net change in unrealized appreciation on investments	715,437	13,955,020
Net increase in net assets resulting from operations	7,276,187	27,154,632

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class	—	(826,626)
Advisor Class	—	(53,860)
From net realized gain on investments
Investor Class	—	(11,098,801)
Advisor Class	—	(578,896)
Total distributions to shareholders	—	(12,558,183)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)	(3,953,672)	(452,731)
Total increase in net assets	3,322,515	14,143,718

NET ASSETS
Beginning of period	93,293,043	79,149,325
End of period	$96,615,558	$93,293,043
Undistributed net investment income	$546,297	$1,053

(a)	A summary of share transactions is as follows:

Investor Class	Six Months Ended		Year
	June 30, 2014		Ended
	(Unaudited)		December 31, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	69,802	$1,855,281	125,638	$3,292,185
Shares issued on reinvestment of distributions	—	—	468,498	11,674,979
Shares redeemed*	(202,987)	(5,392,806)	(612,973)	(15,841,463)
Net decrease	(133,185)	$(3,537,525)	(18,837)	$(874,299)
*Net of redemption fees of		$643		$1,899

Advisor Class	Six Months Ended		Year
	June 30, 2014		Ended
	(Unaudited)		December 31, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,125	$29,709	21,294	$585,554
Shares issued on reinvestment of distributions	—	—	25,179	628,210
Shares redeemed*	(16,809)	(445,856)	(29,178)	(792,196)
Net increase (decrease)	(15,684)	$(416,147)	17,295	$421,568
*Net of redemption fees of		$34		$53

See accompanying notes to financial statements.

21

Al Frank Dividend Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2014	Year Ended
	(Unaudited)	December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$87,840	$137,576
Net realized gain on investments	822,510	2,574,617
Net change in unrealized appreciation on investments	100,858	2,130,309
Net increase in net assets resulting from operations	1,011,208	4,842,502

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class	—	(146,472)
Advisor Class	—	(5,616)
From net realized gain on investments
Investor Class	—	(2,077,116)
Advisor Class	—	(62,909)
Total distributions to shareholders	—	(2,292,113)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)	(345,447)	326,716
Total increase in net assets	665,761	2,877,105

NET ASSETS
Beginning of period	17,177,568	14,300,463
End of period	$17,843,329	$17,177,568
Undistributed net investment income	$87,840	$—

(a)	A summary of share transactions is as follows:

Investor Class	Six Months Ended		Year
	June 30, 2014		Ended
	(Unaudited)		December 31, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	21,957	$319,069	65,491	$968,528
Shares issued on reinvestment of distributions	—	—	156,022	2,137,503
Shares redeemed*	(40,733)	(591,136)	(194,145)	(2,843,504)
Net increase (decrease)	(18,776)	$(272,067)	27,368	$262,527
*Net of redemption fees of		$52		$242

Advisor Class	Six Months Ended		Year
	June 30, 2014		Ended
	(Unaudited)		December 31, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,805	$26,034	507	$7,240
Shares issued on reinvestment of distributions	—	—	5,028	68,525
Shares redeemed*	(6,918)	(99,414)	(788)	(11,576)
Net increase (decrease)	(5,113)	$(73,380)	4,747	$64,189
*Net of redemption fees of		$1		$7

See accompanying notes to financial statements.

22

Al Frank Fund
F I N A N C I A L H I G H L I G H T S
For a share outstanding throughout each period
Investor Class

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(Unaudited)		2013	2012	2011	2010	2009

Net asset value, beginning of period	$26.24		$22.25	$20.44	$27.49	$23.24	$17.33

Income from investment operations:
Net investment income ^	0.16		0.26	0.38	0.16	0.07	0.14
Net realized and unrealized gain/(loss) on investments	1.96		7.77	3.14	(1.42)	4.26	5.93
Total from investment operations	2.12		8.03	3.52	(1.26)	4.33	6.07

Less distributions:
From net investment income	—		(0.28)	(0.42)	(0.21)	(0.08)	(0.16)
From net realized gain on investments	—		(3.76)	(1.29)	(5.58)	—	—
Total distributions	—		(4.04)	(1.71)	(5.79)	(0.08)	(0.16)

Redemption fees retained ^ #	0.00		0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$28.36		$26.24	$22.25	$20.44	$27.49	$23.24

Total return	8.08	%+	37.06%	17.26%	-4.64%	18.65%	35.02%

Ratios/supplemental data:
Net assets, end of period (thousands)	$91,985		$88,602	$75,557	$81,168	$106,961	$116,326
Ratio of expenses to average net assets:
Before fee waivers	1.52	% *	1.55%	1.70%	1.67%	1.66%	1.67%
After fee waivers	1.49	% *	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of net investment income to average net assets:
Before fee waivers	1.13	% *	0.95%	1.50%	0.40%	0.13%	0.54%
After fee waivers	1.16	% *	1.00%	1.71%	0.58%	0.30%	0.72%
Portfolio turnover rate	9.47	% +	18.70%	10.77%	34.88%	18.75%	8.43%

*	Annualized.

+	Not annualized.

^	Based on average shares outstanding.

#	Amount is less than $0.01.

See accompanying notes to financial statements.

23

Al Frank Fund
F I N A N C I A L H I G H L I G H T S
For a share outstanding throughout each period
Advisor Class

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(Unaudited)		2013	2012	2011	2010	2009

Net asset value, beginning of period	$26.27		$22.27	$20.46	$27.52	$23.27	$17.35

Income from investment operations:
Net investment income ^	0.19		0.33	0.45	0.22	0.13	0.19
Net realized and unrealized gain/(loss) on investments	1.97		7.78	3.13	(1.42)	4.27	5.94
Total from investment operations	2.16		8.11	3.58	(1.20)	4.40	6.13

Less distributions:
From net investment income	—		(0.35)	(0.48)	(0.28)	(0.15)	(0.21)
From net realized gain on investments	—		(3.76)	(1.29)	(5.58)	—	—
Total distributions	—		(4.11)	(1.77)	(5.86)	(0.15)	(0.21)

Redemption fees retained	0.00	^#	0.00 ^#	—	—	0.00 ^#	—

Net asset value, end of period	$28.43		$26.27	$22.27	$20.46	$27.52	$23.27

Total return	8.22	%+	37.39%	17.55%	-4.40%	18.92%	35.36%

Ratios/supplemental data:
Net assets, end of period (thousands)	$4,631		$4,691	$3,592	$2,886	$3,987	$5,614
Ratio of expenses to average net assets:
Before fee waivers	1.27	% *	1.29%	1.45%	1.42%	1.41%	1.42%
After fee waivers	1.24	% *	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets:
Before fee waivers	1.38	% *	1.20%	1.81%	0.64%	0.38%	0.79%
After fee waivers	1.41	% *	1.26%	2.02%	0.82%	0.55%	0.97%
Portfolio turnover rate	9.47	% +	18.70%	10.77%	34.88%	18.75%	8.43%

*	Annualized.

+	Not annualized.

^	Based on average shares outstanding.

#	Amount is less than $0.01.

See accompanying notes to financial statements.

24

Al Frank Dividend Value Fund
F I N A N C I A L H I G H L I G H T S
For a share outstanding throughout each period
Investor Class

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(Unaudited)		2013	2012	2011	2010	2009

Net asset value, beginning of period	$14.39		$12.31	$10.96	$11.54	$10.15	$8.25

Income from investment operations:
Net investment income ^	0.07		0.12	0.21	0.09	0.07	0.11
Net realized and unrealized gain/(loss) on investments	0.79		4.15	1.67	(0.56)	1.39	1.90
Total from investment operations	0.86		4.27	1.88	(0.47)	1.46	2.01

Less distributions:
From net investment income	—		(0.14)	(0.22)	(0.11)	(0.07)	(0.11)
From net realized gain on investments	—		(2.05)	(0.31)	—	—	—
Total distributions	—		(2.19)	(0.53)	(0.11)	(0.07)	(0.11)

Redemption fees retained ^#	0.00		0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$15.25		$14.39	$12.31	$10.96	$11.54	$10.15

Total return	5.98	%+	35.65%	17.20%	-4.09%	14.39%	24.41%

Ratios/supplemental data:
Net assets, end of period (thousands)	$17,381		$16,669	$13,923	$14,209	$17,832	$15,672
Ratio of expenses to average net assets:
Before fee waivers	1.98	% *	2.01%	2.58%	2.41%	2.35%	2.50%
After fee waivers	1.98	% *	1.98%	1.98%	1.98%	1.98%	1.98%
Ratio of net investment income to average net assets:
Before fee waivers	1.02	% *	0.82%	1.12%	0.39%	0.29%	0.69%
After fee waivers	1.02	% *	0.85%	1.72%	0.82%	0.66%	1.21%
Portfolio turnover rate	10.60	% +	24.89%	10.84%	37.24%	35.78%	2.17%

*	Annualized.

+	Not annualized.

^	Based on average shares outstanding.

#	Amount is less than $0.01.

See accompanying notes to financial statements.

25

Al Frank Dividend Value Fund
F I N A N C I A L H I G H L I G H T S
For a share outstanding throughout each period
Advisor Class

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(Unaudited)		2013	2012	2011	2010	2009

Net asset value, beginning of period	$14.32		$12.26	$10.92	$11.50	$10.12	$8.22

Income from investment operations:
Net investment income^	0.09		0.16	0.25	0.12	0.09	0.12
Net realized and unrealized gain/(loss) on investments	0.78		4.13	1.65	(0.56)	1.39	1.92
Total from investment operations	0.87		4.29	1.90	(0.44)	1.48	2.04

Less distributions:
From net investment income	—		(0.18)	(0.25)	(0.14)	(0.10)	(0.14)
From net realized gain on investments	—		(2.05)	(0.31)	—	—	—
Total distributions	0.00		(2.23)	(0.56)	(0.14)	(0.10)	(0.14)

Redemption fees retained	0.00	^#	0.00 ^#	—	—	—	0.00

Net asset value, end of period	$15.19		$14.32	$12.26	$10.92	$11.50	$10.12

Total return	6.07	%+	35.97%	17.49%	-3.83%	14.60%	24.79%

Ratios/supplemental data:
Net assets, end of period (thousands)	$462		$509	$377	282	$368	$565
Ratio of expenses to average net assets:
Before fee waivers	1.73	% *	1.75%	2.33%	2.16%	2.10%	2.25%
After fee waivers	1.73	% *	1.73%	1.73%	1.73%	1.73%	1.73%
Ratio of net investment income to average net assets:
Before fee waivers	1.27	% *	1.09%	1.45%	0.62%	0.48%	0.86%
After fee waivers	1.27	% *	1.11%	2.05%	1.05%	0.85%	1.38%
Portfolio turnover rate	10.60	% +	24.89%	10.84%	37.24%	35.78%	2.17%

*	Annualized.

+	Not annualized.

^	Based on average shares outstanding.

#	Amount is less than $0.01.

See accompanying notes to financial statements.

26

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2014 (Unaudited)

NOTE 1 - ORGANIZATION

The Al Frank Fund and the Al Frank Dividend Value Fund (the “Funds”) are each diversified series of Northern Lights Fund Trust II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The investment objective of the Al Frank Fund is long-term capital appreciation. The investment objectives of the Al Frank Dividend Value Fund are long-term total return from both capital appreciation and, secondarily, dividend income. The Al Frank Fund Investor and Advisor Classes commenced operations on January 2, 1998 and April 30, 2006, respectively. The Al Frank Dividend Value Fund Investor and Advisor Classes commenced operations on September 30, 2004 and April 30, 2006, respectively.

Each Fund was reorganized on January 21, 2013, from a series on Advisors Series Trust, a Delaware statutory trust, to a series on Northern Lights Fund Trust II. As a series of Northern Lights Fund Trust II, each Fund is a continuation of the identically-named predecessor fund that was a series of Advisors Series Trust.

Prior to April 30, 2006, the shares of the Funds had no specific class designation. As of that date, all of the then outstanding shares were redesignated as Investor Class Shares. As part of its multiple class plan, the Funds now also offer Advisor Class Shares. Because the fees and expenses vary between the Investor Class Shares and the Advisor Class Shares, performance will vary with respect to each class. Under normal conditions, the Advisor Class Shares are expected to have lower expenses than the Investor Class Shares which will result in higher total returns.

Advisor Class Shares are offered primarily to qualified registered investment advisors, financial advisors and investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Advisor Class Shares may be purchased through certain financial intermediaries and mutual fund supermarkets that charge their customers transaction or other fees with respect to their customers’ investment in the Funds. The Funds may also be purchased by qualified investors directly through the Funds’ Transfer Agent. Wrap account programs established with broker-dealers or financial intermediaries may purchase Advisor Class Shares only if the program for which the shares are being acquired will not require the Funds to pay any type of distribution or administration payment to any third-party. A registered investment advisor may aggregate all client accounts investing in the Funds to meet the Advisor Class Shares investment minimum.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.	Federal Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no provision for Federal income taxes has been recorded.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011 – 2013, or expected to be taken in the Funds’ 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Nebraska. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance
27

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2014 (Unaudited) (Continued)

with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund’s shares based upon their relative net assets on the date income is earned or expenses, realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment. Dividends and distributions to shareholders are recorded on ex-dividend date.

D.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.	REITs: The Funds have made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital.

F.	Redemption Fees: The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. For the six months ended June 30, 2014, the Al Frank Fund and the Al Frank Dividend Value Fund assessed $677 and $53, respectively, in redemption fees.

G.	Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

H.	Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3 – SECURITIES VALUATION

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-

28

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2014 (Unaudited) (Continued)

term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

29

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2014 (Unaudited) (Continued)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2014 for the Funds’ assets measured at fair value:

Al Frank Fund

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$11,189,060	$—	$—	$11,189,060
Consumer Staples	6,108,835	—	—	6,108,835
Energy	12,752,925	—	—	12,752,925
Financials	14,822,736	—	—	14,822,736
Health Care	9,420,050	—	—	9,420,050
Industrials	11,797,025	—	—	11,797,025
Information Technology	16,762,396	—	—	16,762,396
Materials	6,564,780	—	—	6,564,780
Telecommunication Services	3,896,323	—	—	3,896,323
Utilities	1,231,350	—	—	1,231,350
Total Common Stocks	94,545,480	—	—	94,545,480
Short-Term Investments	7,530,544	—	—	7,530,544
Total Investments	$102,076,024	$—	$—	$102,076,024

Al Frank Dividend Value Fund

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$2,028,246	$—	$—	$2,028,246
Consumer Staples	840,331	—	—	840,331
Energy	1,923,353	—	—	1,923,353
Financials	3,191,173	—	—	3,191,173
Health Care	1,767,241	—	—	1,767,241
Industrials	2,511,036	—	—	2,511,036
Information Technology	2,908,660	—	—	2,908,660
Materials	1,194,336	—	—	1,194,336
Telecommunication Services	866,880	—	—	866,880
Utilities	246,270	—	—	246,270
Total Common Stocks	17,477,526	—	—	17,477,526
Short-Term Investments	347,301	—	—	347,301
Total Investments	$17,824,827	$—	$—	$17,824,827
30

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2014 (Unaudited) (Continued)

Transfers between levels are recognized at June 30, 2014, the end of the reporting period. The Funds recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Funds during the six months ended June 30, 2014.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

For the six months ended June 30, 2014, AFAM Capital, Inc. (formerly known as Al Frank Asset Management, Inc.) (the “Adviser”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the six months ended June 30, 2014, the Al Frank Fund and the Al Frank Dividend Value Fund incurred $460,128 and $84,875, respectively, in advisory fees.

The Funds are responsible for their own operating expenses. For the six months ended June 30, 2014, the Advisor agreed to reduce fees payable to it by the Funds and to pay the Funds’ operating expenses to the extent necessary to limit the Al Frank Fund’s Investor Class aggregate annual operating expenses to 1.49% of average daily net assets and Advisor Class aggregate annual operating expenses to 1.24% of average daily net assets, and the Al Frank Dividend Value Fund’s Investor Class aggregate annual operating expenses to 1.98% of average daily net assets and Advisor Class aggregate annual operating expenses to 1.73% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended June 30, 2014, the Advisor reduced its fees and absorbed Fund expenses in the amount of $14,460 and $297 for the Al Frank Fund and the Al Frank Dividend Value Fund, respectively. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Al Frank Fund		Al Frank Dividend Value Fund
Year	Amount	Year	Amount
2014	186,024	2014	71,963
2015	175,404	2015	88,094
2016	49,208	2016	4,588
	$410,636		$164,645

Distributor- The Board has adopted the Trust’s Master Distribution Plan and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets of each Fund’s Investor Class shares. The Funds will pay Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the six months ended June 30, 2014, the Al Frank Fund – Investor Class and the Al Frank Dividend Value Fund – Investor Class paid 12b-1 fees of $109,391 and $20,639, respectively. The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of Gemini Fund Services (“GFS”). For the six months ended June 30, 2014, the Al Frank Fund – Investor Class and the Al Frank Dividend Value Fund – Investor Class paid the Distributor $0 and $0, respectively.

Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

31

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2014 (Unaudited) (Continued)

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the Funds were:

	Purchases	Sales
Al Frank Fund	$8,600,483	$27,820,749
Al Frank Dividend Value Fund	1,810,658	1,764,855

NOTE 6 – SECURITIES LENDING

The Al Frank Fund has entered into a securities lending arrangement with Morgan Stanley Securities Servicing Inc. (the “Borrower”). Under the terms of the agreement, the Fund is authorized to loan securities to the Borrower. In exchange, the Fund receives cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Fund’s Schedule of Investments. Securities lending income is disclosed in the Fund’s Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the Borrower fails to return them. The agreement provides that the Fund receives a guaranteed amount in securities lending revenue annually.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2014.

Gross Amounts not offset in the
Statement of Assets and
Liabilities
Net Amounts of
			Gross Amounts	Liabilities
	Gross		Offset in the	Presented in the
	Amounts of		Statement of	Statement of
	Recognized		Assets and	Assets and	Financial	Cash Collateral
Fund	Liabilities		Liabilities	Liabilities	Instruments	Received		Net Amount
Al Frank Fund	$5,481,861	**	$—	$5,481,861	$—	$5,481,861	(1)	$—

**	Included with Investments in securities on the Statements of Assets and Liabilities.

(1)	Any over-collateralization of total financial instruments is not shown.
32

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at June 30, 2014 (Unaudited) (Continued)

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the following years was as follows:

	For the year ended December 31, 2013			For the year ended December 31, 2012
	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gains	Total	Income	Capital Gains	Total
Al Frank Fund	$880,486	$11,677,697	$12,558,183	$1,693,904	$4,099,415	$5,793,319
Al Frank Dividend Value Fund	144,006	2,148,107	2,292,113	250,005	356,141	606,146

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized	Total
	Ordinary	Long-Term	Appreciation/	Accumulated
Fund	Income	Capital Gains	(Depreciation)	Earnings/(Deficits)
Al Frank Fund	$174,822	$658,726	$35,451,036	$36,284,584
Al Frank Dividend Value Fund	—	469,406	4,620,478	5,089,884

Differences between undistributed net investment income and accumulated net realized gains on investments for book purposes and undistributed ordinary income and long-term capital gains for tax purposes is due to the tax treatment of short-term capital gains as ordinary income.

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions resulted in reclassification for the Funds for the period ended December 31, 2013 as follows:

	Paid	Undistributed	Accumulated
	In	Net Investment	Net Realized
Fund	Capital	Income	Gains
Al Frank Dividend Value Fund	—	8,082	(8,082)

NOTE 8 – SUBSEQUENT EVENT

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

33

Al Frank Funds

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2014

Factors Considered by the Trustees in approval of AN INVESTMENT ADVISORY Agreement

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on November 26, 2012, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Al Frank Fund and Al Frank Dividend Value Fund (collectively, the “Funds”) and AFAM Capital, Inc. (“AFAM”).

In advance of the Meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Investment Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Investment Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Funds. The materials also included due diligence materials relating to AFAM (including due diligence questionnaires completed by AFAM, AFAM’s Forms ADV, select financial information of AFAM, bibliographic information regarding AFAM’s key management and investment advisory personnel, and comparative fee information relating to the Funds) and other pertinent information. Based on their evaluation of the information provided by AFAM, in conjunction with the Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Investment Advisory Agreement with respect to the Funds. The Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the Investment Advisory Agreement with respect to the Funds and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services. During the discussions with AFAM, the Board reviewed materials provided by AFAM related to the proposed Investment Advisory Agreement with the Trust, including a description of the manner in which investment decisions will be made and executed, a review of the professional personnel performing services for the Funds, including the team of individuals that would be primarily responsible for monitoring and executing the investment process. The Board then discussed the extent of AFAM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered AFAM’s specific responsibilities in all aspects of the day-to-day management of the Funds. Additionally, the Board received satisfactory responses from the representative of AFAM with respect to a series of important questions, including whether AFAM was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Funds; and whether AFAM has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by AFAM of its practices for monitoring compliance with each Fund’s investment limitations, noting that AFAM’s CCO periodically reviews the portfolio manager’s performance of their duties with respect to the Fund to ensure compliance under AFAM’s compliance program. The Board then reviewed the capitalization of AFAM based on financial information and other materials provided by AFAM and discussed such materials with AFAM. The Board concluded that AFAM was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Funds. The Board also concluded that AFAM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by AFAM were satisfactory and reliable.

Performance.  The Board considered AFAM’s past performance as well as other factors relating to AFAM’s track record. Noting the proposed reorganization of the Al Frank Fund and Al Frank Dividend Value Fund (collectively

34

Al Frank Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2014

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

the “Predecessor Funds”), each a series of the Advisors Series Trust (“the Predecessor Trust”), into the Al Frank Fund and Al Frank Dividend Value Fund, each a series of the Trust, the Trustees reviewed the performance of each of the Predecessor Funds, noting that performance was acceptable. The Board concluded that AFAM was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by AFAM, the Board reviewed and discussed a comparison of each Fund’s management fee and overall expense ratio to a peer group of funds constructed by AFAM with similar investment objectives and strategies and of similar size. The Board also considered any fall-out benefits likely to accrue to AFAM or its affiliates from its relationship with the Funds. The Board reviewed the contractual arrangements for the Funds, including a proposed operating expense limitation agreement pursuant to which AFAM had agreed to waive or limit its management fee and/or reimburse expenses and to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.24%, and 1.49%, of the each Fund’s average net assets, for Advisor Shares and Investor Shares, respectively, at least until April 30, 2014 and found such arrangements to be beneficial to shareholders. The Board concluded that, based on AFAM’s experience and expertise, and the services to be provided to the Funds by AFAM, the fees to be charged by AFAM were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to AFAM with respect to the Funds based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of AFAM provided by AFAM. With respect to AFAM, the Trustees concluded that based on the services provided and the projected growth of the Funds, the fees were reasonable and that anticipated profits from AFAM’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Funds will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed AFAM’s expectations for growth of the Funds and the current size of the Funds and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. Having requested and received such information from AFAM as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Investment Advisory Agreement determined that (a) the terms of the Investment Advisory Agreement are reasonable; (b) the investment advisory fees are reasonable; and (c) the Investment Advisory Agreement is in the best interests of the applicable New Funds and their shareholders.

35

Privacy Policy

Rev. April 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

36

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar Holdings, LLC

●    Gemcom, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.
37

Advisor

AFAM Capital, Inc.

12117 FM 2244, Bldg. 3, #170

Austin, TX 78738

alfrankfunds.com

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

Transfer Agent

Gemini Fund Services, LLC

17605 Wright Street

Omaha, NE 68130

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-263-6443 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-263-6443.

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus. Statements and other information herein are dated and are subject to change.

38

 If you have any questions or need help with your account, call our customer service team at:

888.263.6443

The Al Frank Funds Web site contains resources for both current and potential shareholders, including:

●	Performance through the most recent quarter and month end

●	Applications, including new account forms, IRA and IRA transfer forms

●	Electronic copies of the Prospectus, Annual Report and Semi-Annual Report

All of this information and more is available at:

alfrankfunds.com

Must be preceded or accompanied by a prospectus. Please refer to the prospectus for important information about the investment company, including investment objectives, risks, charges and expenses.

Small company investing involves greater volatility, limited liquidity and other risks.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date

09/08/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

        Kevin E. Wolf, President

Date

09/08/14

By (Signature and Title)

/s/ Erik Naviloff

       Erik, Naviloff, Treasurer

Date

09/08/14